EXHIBIT 10.9

[GRAPHIC]

Blanket Accident Insurance

Declarations
Chubb Group of Insurance Companies 15 Mountain View Road Warren, NJ 07059
Policyholder’s Name and Mailing Address
Policy Number 6404-48-82
RYERSON TULL, INC. 2621 WEST 15TH PLACE CHICAGO, IL 60608	Effective Date JANUARY 1, 2004
ProducerNo 0030794	Issued by the stock insurance company indicated below. FEDERAL INSURANCE COMPANY Incorporated under the laws of INDIANA

Producer AON CONSULTING, INC 200 E RANDOLPH ST 13TH F CHICAGO, IL 60601-0000

Section I - Policy Period

From: JANUARY 1, 2004             To: JANUARY 1, 2005

12:01 A.M. standard time at the Policyholder’s mailing address shown above.

Section II - Persons Insured

The following are the Persons Insured under this policy:

Class	Description

1	ALL NON-EMPLOYEE DIRECTORS AND OFFICERS (ON FILE WITH THE HOLDER) OF THE POLICYHOLDER.

If an Insured Person is included in more than one Class, the Insured Person will be covered for only the Benefit Amount applicable to one Class. The Insured Person will be considered a member of the applicable Class that provides the Insured Person the largest Benefit Amount for the particular Accident and Loss that has occurred.

An Insured Person is added for coverage as a Class member at any time during the policy period that the Insured Person fits the Class description. An Insured Person will be deleted from a Class and coverage ends at any time the Insured Person no longer fits the Class description. All premium adjustments will be made according to the terms of this policy.

Section III - Hazards

The following are the Hazards during which coverage applies:

Hazards	Form Number
BUSINESS TRAVEL	44-02-0897 (01/95)

continued
Form 44-02-0893(Ed. 1-95) Declarations	Page 01

(continued)

Section IV - Benefits

BENEFIT AMOUNTS

Accidental Loss of Life and Scheduled Benefits

The following are Loss of Life Benefit Amounts for each Class and corresponding Hazards:

Class	Benefit Amounts
BUSINESS TRAVEL
1	$500,000

☐ Multiple of salary applies, refer to the Supplemental Benefit Amounts Declarations.

The following are Losses covered and the corresponding Scheduled Benefit Amounts.

Accidental Loss of	Percent of Loss of Life Benefit Amount
Life	100%
Speech and Hearing	100%
Speech and one of: Hand, Foot or Sight of One Eye	100%
Hearing and one of: Hand, Foot or Sight of One Eye	100%
Both Hands, Both Feet or Sight of Both Eyes or a Combination of a Hand, a Foot or Sight of One Eye	100%
One Hand or One Foot or Sight of One Eye	50%
Speech or Hearing	50%
Thumb and Index Finger of the same Hand	25%

PERMANENT TOTAL DISABILITY MONTHLY BENEFIT

The following are Permanent Total Disability Benefit Amounts for each Class. The same Hazards apply as stated above for Accidental Loss of Life.

Class	Benefit Amount	Elimination Period
1	$500,000	12 MONTHS

If an Insured Person has multiple Losses as the result of one Accident, we will pay only the single largest Benefit Amount applicable to the Losses suffered.

SEAT BELT

10 percent of the Accidental Loss of Life Benefit Amount.

continued
Form 44-02-0893(Ed. 1-95) Declarations	Page 02

[GRAPHIC]

Blanket Accident Insurance

Declarations

Effective Date JANUARY 01, 2004

Policy Number 6404-48-82

(continued)

Section V - Maximum Limit Of Insurance

The following are the maximum amounts we will pay:

Limit of Insurance

$5,000,000                     per         ACCIDENT

If more than one (1) Insured Person suffers a Loss in the same Accident, we will not pay more than the maximum Limit of Insurance shown above. If an Accident results in Benefit Amounts becoming payable, which when totalled, exceed the applicable Limit of Insurance shown above, the maximum Limit of Insurance will be divided proportionally among the Insured Persons, based on each applicable Benefit Amount.

Coverage only applies for the Classes, Hazards, Benefit Amounts and Losses that are specifically indicated as covered.

last page
Form 44-02-0893(Ed. 1-95) Declarations	Page 03

[GRAPHIC]

Blanket Accident Insurance

Insuring Agreement
Chubb Group of Insurance Companies 15 Mountain View Road Warren, NJ 07059
Policyholder’s Name and Mailing Address
Policy Number 6404-48-82
RYERSON TULL, INC. 2621 WEST 15TH PLACE CHICAGO, IL 60608	Effective Date JANUARY 1, 2004
Issued by the stock insurance company indicated below, herein called the company.

FEDERAL INSURANCE COMPANY

ProducerNo. 0030794	Incorporated under the laws of INDIANA

Producer AON CONSULTING, INC 200 E RANDOLPH ST 13TH F CHICAGO, IL 60601-0000

Company and Policy Period

Insurance is issued by the Company in consideration of payment of the required premium.

This policy begins and ends at 12:01 AM Standard Time at the Policyholder’s address on the dates shown below:

From: JANUARY 1, 2004                  To: JANUARY 1, 2005

The Policyholder’s acceptance of this policy terminates, any prior policy of the same number issued to the Policyholder by the Company, effective with the inception of this policy.

This Insuring Agreement, together with the Premium Summary, Schedule Of Forms, Declarations, Contract, Hazards, Common Policy Conditions and Endorsements comprise this policy. If this policy is a renewal, we have only reissued to you those policy documents containing changes from your previous policy period coverages and any new additional coverages or policy provisions. All other policy documents continue in effect.

The Company issuing this policy has caused this policy to be signed by its authorized officers, but this policy shall not be valid unless also signed by a duly authorized representative of the Company.

FEDERAL INSURANCE COMPANY (incorporated under the laws of Indiana)

Illegible	Illegible

President	Secretary

Authorized Representative	Illegible

Form 44-02-0893(Ed. 1-95) Insuring Agreement	Page 1 of 1